                                                                     EXHIBIT 10a
                                                                     -----------
                          SIXTH AMENDMENT AND WAIVER
                          --------------------------

          SIXTH AMENDMENT AND WAIVER (this "Amendment"), dated as of April 28, 1999, among VIDEO UPDATE, INC., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks") and PARIBAS, as Agent (in such capacity, the "Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of March 6, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

          WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the parties hereto wish to amend the Credit Agreement and the Banks wish to grant certain waivers to the Credit Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.
    ------------------------------

          1. Notwithstanding anything to the contrary contained in Section 4.02(A)(b) of the Credit Agreement, the mandatory repayment of A Term Loans otherwise required to be made on April 30, 1999 pursuant to said Section (as modified by the Fifth Amendment) shall instead be required to be made on May 31, 1999.

          2. Notwithstanding anything to the contrary contained in Section 4.02(A)(c) of the Credit Agreement, the mandatory repayment of B Term Loans otherwise required to be made on April 30, 1999 pursuant to said Section (as modified by the Fifth Amendment) shall instead be required to be made on May 31, 1999.

          3. Section 8.20 of the Credit Agreement is hereby amended by (i) deleting the text "the Second Amendment" appearing in the heading of said
                   --------------------
Section and inserting the text "Amendments" in lieu thereof and (ii) inserting
                                ----------
the following new clause (d) at the end of said Section:

              "(d)  On or prior to the earlier to occur of (i) May 15, 1999 and
          (ii) the date of the termination of the Total Commitment, the Borrower shall pay to the Agent for the pro rata distribution to each of the
                                         --- ----
          Banks which has consented to the Sixth Amendment prior to 5:00 P.M. on April 30, 1999 (based upon the aggregate Commitments and outstanding Term Loans of each such Bank on April 30, 1999), a consent fee, which fee shall be deemed earned on the Sixth Amendment Effective Date, equal to

          0.05% on the sum of (x) the aggregate Commitments of such Bank as in effect on such date plus (y) the aggregate principal amount of all
                              ----
          outstanding Term Loans of such Bank on such date, it being understood that this consent fee is separate from and in addition to the consent fee required to be paid under Part II Paragraph 5 of the Sixth Amendment."

          4. Section 8.21 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 8.21 in lieu thereof:

              "8.21  Forecasts and Other Analyses.  On or prior to May 15,
                     ----------------------------
          1999, the Borrower shall deliver to the Agent and each of the Banks
          (x) a comprehensive four-year forecast of the businesses of the Borrower and its Subsidiaries and (y) an analysis and forecast for each store of the Borrower and each of its Subsidiaries, all of which forecasts and analyses shall be in form and substance satisfactory to the Agent and the Required Banks."

          5. Section 9.05 of the Credit Agreement is hereby amended by deleting clause (v) of said Section in its entirety and inserting the following new clause (v) in lieu thereof:

              "(v) Indebtedness of the Borrower incurred under (x) the Moovies Seller Note in an aggregate principal amount not to exceed $2,000,000 (as reduced by any repayments of principal thereof), (y) the Ingram
          Note in an aggregate principal amount not to exceed $14,000,000 (as reduced by any repayments of principal thereof) and (z) the Persona
          Note in an aggregate principal amount not to exceed $825,000 (as reduced by any repayments of principal thereof); and".

          6. The definition of "Fees" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "and (d)" immediately following the text "and 8.20(a)" appearing in said definition.

          7. Section 11.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in said Section in appropriate alphabetical order::

          "April 1999 Bank Group Update" shall mean the Senior Facility Bank Group Update, dated April 16, 1999, furnished by the Borrower to the Agent and the Banks.

          "Ingram Note" shall mean the 3-year 12% promissory note issued by the Borrower in favor of Ingram Entertainment, Inc. on the terms described in the April 1999 Bank Group Update or otherwise on terms acceptable to the Agent and the Required Banks.

          "Persona Note" shall mean the 1-year 10% promissory note issued by the Borrower in favor of Persona on the terms described in the April 1999 Bank Group Update

(except for the initial principal amount of such note specified therein which shall instead be $825,000) or otherwise on terms acceptable to the Agent and the Required Banks.

          "Sixth Amendment" shall mean the Sixth Amendment to this Agreement, dated as of April 30, 1999.

          "Sixth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

          8. Each of the Credit Parties, on its own behalf and on behalf of its successors and assigns, hereby waives, releases and discharges the Agent and each Bank and all of the affiliates of the Agent and each Bank, and all of the directors, officers, employees, attorneys and agents of the Agent, each Bank and such affiliates, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to the Credit Documents and any documents, agreements, dealings or other matters connected with the Credit Documents, in each case to the extent arising (x) on or prior to the Sixth Amendment Effective Date or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the Sixth Amendment Effective Date. The waivers, releases, and discharges in this Section 8 shall be effective regardless of whether the conditions to this Amendment are satisfied and regardless of any other event that may occur or not occur after the Sixth Amendment Effective Date.

II.  Miscellaneous.
     -------------

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 7 of the Credit Agreement, in each case on the Sixth Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) represents and warrants that no Default or Event of Default is in existence on the Sixth Amendment Effective Date, both before and after giving effect to this Amendment.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when (i) the Borrower shall have paid to the Agent and the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses of White & Case LLP) payable to the Agent and the Banks to the extent then due, (ii) each of the Borrower and the Agent shall have executed and delivered a side letter relating to this Amendment in form and substance satisfactory to the Agent and the Banks, (iii) each of the Borrower and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036
Attention: David Kizner (facsimile number 212-354-8113) and (iv) the Borrower shall have paid to the Agent for the pro rata distribution to each of the Banks
                                     --- ----
which has consented to the Sixth Amendment prior to 5:00 PM on April 30, 1999 (based upon the aggregate Commitments and outstanding Term Loans of each such Bank on April 30, 1999), a consent fee, which is separate from and in addition to the consent fee required under Section 8.20 (d) of the Credit Agreement, equal to 0.05% on the sum of (x) the aggregate Commitments of such Bank as in effect on such date plus (y) the aggregate principal amount of all outstanding
                    ----
Term Loans of such Bank on such date.

          6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be (and are) fully secured pursuant to the Security Documents.

          7. From and after the Sixth Amendment Effective Date, all references to the Credit Agreement in the Credit Agreement and each of the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                            *          *          *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                 /s/  VIDEO UPDATE, INC.

                                 /s/  PARIBAS,
                                      Individually and as Agent

                                 /s/  CAROLINA FIRST BANK

                                 /s/  BANK AUSTRIA CREDITANSTALT CORPORATE
                                      FINANCE, INC.

                                 /s/  FIRST SOURCE FINANCIAL LLP
                                      By: First Source Financial, Inc., its
                                      Agent/Manager

                                 /s/  FLEET NATIONAL BANK

                                 /s/  MERRILL LYNCH PRIME RATE PORTFOLIO

                                 By: Merrill Lynch Asset Management, L.P., as Investment Advisor

                                 /s/  PPM AMERICA, INC. as attorney in fact,
                                      on behalf of Jackson National Life
                                      Insurance Company

                                 /s/  BOEING CAPITAL CORPORATION

                                 /s/  KEY CORPORATE CAPITAL INC.

                                 /s/  PARIBAS CAPITAL FUNDING LLC

                                 /s/  THE BANK OF NOVA SCOTIA

                                 /s/  ML CLO XIX STERLING (CAYMAN) LTD.
                                      By: Sterling Asset Manager, L.L.C. as its
                                      Investment
                                         Advisor

                                 /s/  KZH STERLING LLC

          Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Sixth Amendment, hereby consents to the entering into of the Sixth Amendment, and agrees to the provisions thereof (including without limitation, Sections 6 and 7 of Part III thereof).

                                 /s/    MOOVIES, INC.

                                 /s/    TINSELTOWN VIDEO, INC.

                                 /s/    WILLIAMS VIDEO, INC.

                                 /s/    MOOVIES OF THE CAROLINAS, INC.

                                 /s/    MOOVIES OF GEORGIA, INC.

                                 /s/    MOOVIES OF IOWA, INC.

                                 /s/    MOOVIES OF MICHIGAN, INC.

                                 /s/    MOVIE WAREHOUSE FRANCHISE SYSTEMS, INC.

                                 /s/    E.C.6., INC.

                                 /s/    SONI, INC.

                                 /s/    PQ3, INC.

                                 /s/    SNO, INC.

                                 /s/    GBO, INC.

                                 /s/    D-SKIPPY, INC.

                                 /s/    DCO, INC.

                                 /s/    PTO, INC.

                                 /s/    THE MOVIE STORE, INC. #2

                                 /s/    THE MOVIE STORE III, INC.

                                 /s/    ALPHARETTA MEDIA ASSOCIATES, INC.

                                 /s/    VIDEO UPDATE CANADA INC.

                                 /s/    24 HOUR ENTERTAINMENT GROUP LTD.

                                 /s/    24 HOUR ENTERTAINMENT LEASING LTD.

                                 /s/    1137239 ONTARIO LIMITED

                                 /s/    RIO MEDIA ASSOCIATES, INC.

                                 /s/    PIC-A-FLICK OF GREENVILLE, INC.